Exhibit 10.27
                        RETIREMENT AGREEMENT AND RELEASE

     THIS RETIREMENT AGREEMENT AND RELEASE ("Agreement") is made and entered by and between Roy T. Rueb ("Rueb") and Pentair, Inc. ("Pentair" or the "Company").

     1.    Consideration. In consideration for the mutual promises exchanged
           -------------
herein and for the payments to Rueb set forth herein, Rueb and the Company acknowledge the full, complete, and final settlement of any and all claims, actions, causes of action or costs, including attorneys' fees, against the other and the other persons and entities released herein.

     2.    Continued Employment. The parties acknowledge that Pentair will pay
           --------------------
Rueb $5,208.33 each pay period between January 01, 2002 and December 31, 2002. In exchange for these payments, Rueb will perform special project duties as assigned on a part time basis. This amount shall be paid in accordance with the usual payroll practices of Pentair and shall be subject to applicable federal and state withholding taxes and any other deductions which have been authorized by Rueb or which Pentair may be required by law to make. Rueb will be eligible for all qualified benefit programs, to include medical and dental insurance, life insurance, disability insurance, 401(k) and Pension. There will be no
                                                                        --
continued participation under Pentair's Management Incentive Plan (MIP) or the Omnibus Plan for service in 2002.

     3.    Separation from Service. Rueb's employment with Pentair ends
           -----------------------
effective December 31, 2002 (the "Separation Date"). Notwithstanding the Separation Date, Rueb ceased to be an officer and a director of Pentair and of each Pentair subsidiary listed on the attached Schedule A and a committee member or fiduciary with respect to each Pentair benefit plan listed on Schedule B as of December 31, 2001.

     4.    Stock and Equity Awards. Outstanding awards made to Rueb under the
           -----------------------
Pentair Omnibus Stock Incentive Plan (the "Omnibus Plan") and other equity awards shall be paid as follows:

            a.    Restricted Stock. All shares of restricted stock awarded to
                  ----------------
     Rueb through December 31, 2001 and any shares resulting from the 2001 Key Employee Stock Ownership Incentive Plan together with any shares of restricted stock awarded to Rueb under the Omnibus Plan or any other bonus program shall, to the extent not currently vested, be vested as of December 31, 2001 and released at the time of the ICU payment. Rueb acknowledges that without this Agreement, he would not be entitled to the benefits set forth in this subparagraph.

           b.    Incentive Compensation Units ("ICUs. All ICUs awarded to Rueb
                 -----------------------------------
     as of December 31, 2001 under the Omnibus Plan shall be deemed to be fully vested as of December 31, 2001 without regard to the vesting period stated at the time of grant. The value of said awards shall be calculated and paid to Rueb in April, 2002. Rueb acknowledges that without this Agreement, he would not be entitled to the benefits set forth in this subparagraph.

           c.    Stock Options. All outstanding stock options granted to Rueb
                 -------------
     under the Omnibus Plan shall remain outstanding and exercisable by him through the earlier of their original maturity date and five years from the January 1, 2002. The date any such option is first exercisable shall not be accelerated. In the event Rueb should die before all such options have been exercised or otherwise lapse, then the beneficiary designated by Rueb shall have six (6) months from Rueb's death to exercise options then outstanding. Reload privileges are retained through your last day of employment. Any options not so exercised shall lapse. To the extent options designated as incentive stock options are exercised within thirty
     (30) days of the last day of Rueb's employment, they shall retain their status as qualified options; options exercised after this thirty (30) day period shall be treated as nonqualified options. If within two years after the Separation Date, Rueb shall sell any Pentair common stock acquired pursuant to the exercise of qualified options, he shall immediately notify Pentair of such sale and shall supply all information reasonably requested by Pentair with respect to such sale. Rueb acknowledges that without this Agreement, he would not be entitled to the benefits set forth in this subparagraph.

           d.    Insider Status. Henson & Efron, P.A. will advise Rueb in
                 --------------
     writing of its understanding of his status as an insider with Pentair for purposes of any stock transactions.

     5.    Retirement Benefits. Rueb shall receive payment from the
           -------------------
tax-qualified and non qualified retirement plans maintained by Pentair as follows:

           a.    Pentair Pension Plan. Rueb shall be entitled to receive payment
                 --------------------
     of his vested accrued benefit under the Pentair Pension Plan in accordance with applicable provisions of that plan. From and after the Separation Date from employment, Rueb shall cease to be eligible to accrue additional benefits under the Pentair Pension Plan.

           b.    Supplemental Retirement Payment. As a supplemental retirement
                 -------------------------------
     benefit, Rueb (or in the event of his death his beneficiaries) shall be paid $10,416.67 per month beginning as soon as administratively feasible after January 1, 2002 through December 31, 2002. On January 1, 2003 Rueb will be paid a supplemental retirement benefit of $8333.83 per month payable as a life only benefit. This benefit is in lieu of benefits under either the 1988 or 1999 Supplemental Executive Retirement Plans and, except as otherwise provided in the Agreement, any other non-tax qualified retirement or deferred compensation arrangement sponsored by Pentair or any of its affiliates. The calculation of Rueb's benefit assumes that for the purpose of determining the reduction for early commencement for his January 1, 2003 benefit that Rueb is age 65. Rueb understands and agrees that this supplemental retirement benefit is more than Pentair is required to pay under its normal policies and procedures, and Rueb acknowledges that without this Agreement, he would not be entitled to the benefits set forth in this subparagraph.

           c.    Retirement Savings and Stock Incentive Plan ("RSIP"). Rueb
                 ----------------------------------------------------
     shall be entitled to receive payment of his vested accrued benefit under the RSIP in accordance with applicable provisions of that plan after his separation from employment. Rueb shall remain a participant in RSIP until such time as he requests and receives payment of his vested accrued benefit, but from and after the Separation Date, Rueb shall not be entitled to make contributions to the RSIP or to share in allocations of contributions made by Pentair with respect to service completed after the separation date.

           d.    Non-Qualified Deferred Compensation Plan ("Sidekick"). Rueb
                 -----------------------------------------------------
     shall be entitled to receive payment of all amounts payable to him under the terms and conditions of the Sidekick in accordance with the payment election made by him prior to the date hereof. From and after the Separation Date, Rueb shall not be entitled to make contributions to the sidekick or to share in the allocations of contributions made by Pentair with respect to service completed after the separation date.

           e.    Other Deferred Compensation Plan. To the extent Rueb may have
                 --------------------------------
     amounts payable to him by reason of his participation in the deferred compensation plan maintained by Pentair prior to implementation of Sidekick, Rueb shall be entitled to receive payment of such deferred compensation in accordance with the annual payment elections made by him during the time he elected to participate in such plan.

     6.    Insurance Benefits. Rueb shall be eligible to elect to continue
           ------------------
participation in various medical, dental, life and disability insurance benefits offered by Pentair as follows:

           a.    Medical and Dental Insurance. In the event Rueb elects to
                 ----------------------------
     continue participating in the Company's medical and dental insurance programs after his separation from employment as are made available to employees of Pentair, the cost of providing such benefits shall be shared by Pentair and Rueb on the same basis as if Rueb had remained an employee of Pentair until the earlier of such time as he is eligible for such coverage with a subsequent employer or eighteen (18) months from the Separation Date. Rueb's share of the premiums shall be paid directly to Pentair Benefits Direct. After Rueb acknowledges that he would not be entitled to this benefit without this Agreement. For purposes of COBRA, the continuation period shall begin on January 1, 2003. At the expiration of the maximum continuation period, Rueb shall be offered such conversion rights as are then being made available by the then insurer.

           b.    Supplemental Disability and Supplemental Life Insurance. Rueb
                 -------------------------------------------------------
     will be covered under the Company's group life (including dependent life), short-term disability and long-term disability plans, as amended from time to time, through the Separation Date. After the Separation Date, Rueb may elect to arrange for continuation of coverage and direct premium payment at his sole cost and expense.

           c.    Flexible Benefit Plan (125C). Rueb shall be offered the
                 ----------------------------
     opportunity to continue participation in the Pentair Flexible Benefit Plan consistent with the terms and provisions of said plan.

           d.    Retiree Flex Plan. Rueb may elect to begin participation in the
                 -----------------
     Retiree Flex Plan consistent with the terms and provisions of said plan at the end of the COBRA continuation period. The Company established the Retiree Flex Plan to offset a portion of a retiree's cost for medical coverage through cash credits which reimburse premiums paid or are applied against the retiree's contributions and make available a good selection of retiree medical coverage at group rates, where possible.

     7. Other Benefits or Payments. Rueb shall be entitled to receive other
        --------------------------
payments and benefits as follows:

           a.    Flexible Perquisite Account. Pentair will not be eligible to
                 ---------------------------
     participate in the Flexible Perquisite Plan for 2002.

           b.    Company Automobile. The title on the existing vehicle will be
                 ------------------
     released to Rueb on January 1, 2002 or as soon after that date as administratively feasible. Rueb acknowledges that without this Agreement, he would not be entitled to the benefits set forth in this subparagraph.

           c.    Business Expenses. Pentair will reimburse Rueb for all
                 -----------------
     business expenses incurred by him in the active performance of work on behalf of Pentair through December 2002, provided Rueb submits proper documentation for such expenses.

     8. Confidential Information Acquired During Employment. Rueb agrees that
        ---------------------------------------------------
he will continue to treat, as private and privileged, any information, data, figures, projections, estimates, marketing plans, customer lists, lists of contract workers, tax records, personnel records, accounting procedures, formulas, contracts, business partners, alliances, ventures and all other confidential information which Rueb acquired while working for the Company. Further, Rueb agrees that he will not release any such information to any person, firm, corporation or other entity at any time, except as may be required by law, or as agreed to in writing by the Company. Rueb acknowledges that any violation of this non-disclosure provision shall entitle the Company to appropriate injunctive relief and to any damages which it may sustain due to the improper disclosure.

     9.     Confidentiality. Rueb represents and agrees that he will keep the
            ---------------
terms and existence of this Agreement completely confidential, and that he will not disclose any information concerning this Agreement to anyone, except for his counsel, tax accountant, spouse or except as may be required by law or agreed to in writing by the Company.

     10.    Non-Solicitation/Non-Competition Agreement. Rueb acknowledges that
            ------------------------------------------
during his employment at Pentair and with its subsidiaries and affiliates, he became familiar with trade secrets, know-how, executive personnel, business strategies, product development and other confidential and proprietary information concerning the business of Pentair. In consideration for the benefits paid to Rueb under this Agreement (including, but not limited to, those benefits in Paragraph 5.b. hereof), Rueb agrees that he shall not, either directly or indirectly, and without the prior written consent of Pentair:

           a. own, manage, control, participate in, consult with or render services of any kind for any concern which engages in a business which is competitive with any business being conducted, or contemplated being conducted, by Pentair as of the Separation Date;

           b. become an employee or agent of any publicly traded corporation or other entity, or any division or subsidiary of such a corporation or entity, where more than five percent (5%) of such organization's business is in competition with any business being conducted, or contemplated being conducted, with Pentair as of the Separation Date;

           c. participate in any plan or attempt to acquire the business or assets of the Group or control of the voting stock of any member thereof, or in any manner interfere with the control of Pentair, whether by friendly or unfriendly means;

           d. induce or attempt to induce any individual to leave the employ of Pentair or hire any such individual who approaches him or her for employment; or

           e. engage in or sponsor the solicitation of customers of Pentair to do business with any competitor of such organization.

In the event Rueb breaches any obligation under paragraph 10 of this Agreement, the Company shall have no further obligation to make any payments contemplated under paragraph 5.b. hereof, and, in such event, Rueb shall forfeit any right to payments under paragraph 5.b. hereof.

     11.    Discharge of Claims. Rueb, on behalf of himself, his agents,
            -------------------
representatives, attorneys, assignees, heirs, executors, and administrators, hereby releases and forever discharges the Company, and its past and present employees, agents, insurers, officials, officers, directors, divisions, parents, subsidiaries and successors, and all affiliated companies and corporations from any and all claims and causes of action of any type arising, or which may have arisen, out of or in connection with his employment or termination of employment with the Company and its affiliated companies, including but not limited to claims, demands or actions arising under the Federal Fair Labor Standards Act, the Age Discrimination in Employment Act of 1967, 29 U.S.C. [sec] 626, as amended by Public Law 101.433 (1990) (the "Older Workers Benefit Protection Act"), Title VII of the Civil Rights Act of 1964, 42 U.S.C. [sec] 2000e, et seq., the
                                                            -- ---
Americans with Disabilities Act, 29 U.S.C. [sec] 2101, et seq., the Family
                                                       -- ---
Medical Leave Act, the Minnesota Human Rights Act, Minn. State. [sec] 363.01,
                                                                      -- ---
et seq., any other federal, state or local statute, ordinance, regulation or
-- ---
order regarding employment, compensation for employment, termination of employment, or discrimination in employment, and the common law of any state.

     Rueb further understands that this discharge of claims extends to, but is not limited to, all claims which he may have as of the date of this Agreement against the Company and its affiliated companies, based upon statutory or common law claims for defamation, libel, slander, assault, battery, negligent or intentional infliction of emotional distress, negligent hiring or retention, breach of contract, promissory estoppel, fraud, wrongful discharge, or any other theory, whether legal or equitable, including all claims for items of compensation and benefits except as prohibited by law.

     12.    Cooperation. Rueb agrees that at the request of the Company, Rueb
            -----------
will cooperate with and assist the Company (including cooperation and assistance in any matters involving claims or lawsuits against the Company) as requested by the Company where Rueb has knowledge of the facts involved. In addition, Rueb agrees that he will, at the reasonable request of the Company, execute, if necessary, nunc pro tunc, any further documents or instruments necessary or appropriate to evidence his separation from service as an officer or director of the Company, its subsidiaries, or its affiliates, including but not necessarily limited to the forms attached hereto as Schedule A. Rueb further agrees that he will not voluntarily aid, assist, or cooperate with anyone who has claims against the Company, its affiliates or with their attorneys or agents in any claims or lawsuits which such person may bring against the Company or its affiliates. Nothing in this Agreement prevents Rueb from testifying at an administrative hearing, arbitration, deposition, or in court, in response to a lawful and properly served subpoena.

     13.    Releases and Other Agreements. Rueb acknowledges that Key Executive
            -----------------------------
Employment and Severance Agreement entered into as of August 23, 2000 between Rueb and Pentair (the "KEESA") was terminated on December 31, 2001, the date of cessation of his active duties with Pentair as an executive officer and that he has no claims under the KEESA and the Retention Agreement against Pentair or any other person. Further Rueb agrees to execute the Key Executive Employment and Severance Agreement and Release in the form attached as Schedule C.

     14.    Non-Disparagement. Pentair agrees that neither it nor any of its
            -----------------
executive officers shall disparage or defame Rueb in any respect concerning the employment relationship between them.

     15.    Future Employment. Rueb will not apply for or seek employment or
            -----------------
re-employment with the Company or its affiliated companies at any time after he signs this agreement.

     16.    No Wrongdoing. Rueb and the Company agree and acknowledge that the
            -------------
consideration exchanged herein does not constitute, and shall not be construed as, an admission of liability or wrongdoing on the part of the Company, Rueb or any person, and shall not be admissible in any proceeding as evidence of liability or wrongdoing by anyone.

     17.    Minnesota Law Applies. The terms of this Agreement will be governed
            ---------------------
by the laws of the State of Minnesota, and shall be construed and enforced thereunder.

     18.    Merger. This Agreement, and the employee benefit plans in which
            ------
Rueb participates as described herein supersede and replace all prior oral and written agreements and understandings. Rueb understands and agrees that all claims which he has or may have against the Company are fully released and discharged by this Agreement. The only claims which Rueb may hereafter assert against the Company are limited to an alleged breach of this Agreement.

     19.    Invalidity. If any one or more of the terms of this Agreement are
            ----------
deemed to be invalid or unenforceable by a court of law, the validity, enforceability, and legality of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

     20.    Amendment. This agreement maybe modified only by a subsequent
            ---------
written agreement signed by the parties hereto.

     21.    Rueb Understands the Terms of this Agreement. Rueb warrants that (a)
            --------------------------------------------
other than stated herein, no promise or inducement has been offered for this Agreement; (b) this Agreement is executed without reliance upon any statement or representation of the Company or its representatives concerning the nature and extent of any claims or liability therefor, if any; (c) Rueb is legally competent to execute this Agreement and accepts full responsibility therefor;
(d) the Company, by this Agreement, has advised Rueb to consult with an attorney, and Rueb has consulted with his attorney, Craig Erickson, regarding the purpose and effect of this Agreement; (e) the Company has allowed Rueb at least twenty-one (21) days within which to consider this Agreement, specifically Rueb may sign this Agreement any time prior to March 26, 2002, at which time it will be automatically withdrawn without further notice; (f) Rueb understands that he may nullify and rescind this Agreement as far as it extends to his release of claims arising under Minn. Stat. [sec] 363.01 et seq., the
                                                                -- ---
Minnesota Human Rights Act, and under the Age Discrimination in Employment Act of 1967, 29 U.S.C. [sec] 626, as amended by Public Law 101.433 (1990) (the "Older Workers Benefit Protection Act") at any time within fifteen (15) days from the date of his signature below and, in the event of such election, Rueb shall only be entitled to receive $1,000 which the parties acknowledge is consideration for Rueb' release of all claims other than those arising under Minn. Stat. [sec] 363.01 et seq., the Minnesota Human Rights Act, and under the
                         -- ---
Age Discrimination in Employment Act of 1967, 29 U.S.C. [sec] 626, as amended by Public Law 101.433 (1990) (the "Older Workers Benefit Protection Act"); (g) in the event Rueb elects to nullify and rescind portions of his release under this Agreement pursuant to (f) of this paragraph, he must indicate his desire to do so in writing and deliver that writing to Deb S. Knutson, Vice President, Human Resources, Pentair, Inc., Waters Edge Plaza, 1500 County Road B2 West, St. Paul, MN 55113-3105, by hand or by certified mail; and (g) Rueb further understands that if he exercises his rescission rights hereunder, the Company will not be bound by the terms of this Agreement (except the obligation to pay Rueb $1,000), and Rueb will have to disgorge in full any monies and benefits received pursuant to this Agreement other than the $1,000 sum.

Dated: March 8, 2002
                                               ________________________________
                                               Roy T. Rueb

Subscribed and sworn to before
me this 8th day of March, 2002.

______________________________________________
Notary Public

Dated: March 8, 2002                           PENTAIR, INC.

                                               By______________________________
                                               Its_____________________________

Subscribed and sworn to before
me this 8th day of March, 2002.

____________________________________
Notary Public

                                   SCHEDULE A

                          Positions Held by Roy T. Rueb
                                   at Pentair

-----------------------------------------------------------------------------------------------------
 Company                                       Title
-----------------------------------------------------------------------------------------------------
 Pentair, Inc.                                 Vice President, Treasurer & Secretary
-----------------------------------------------------------------------------------------------------
 Porter-Cable Corporation                      Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------
 Pentair Tool & Equipment Sales Company        Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------
 Delta International Machinery Corporation     Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------
 Pentair Taiwan LLC                            Director
-----------------------------------------------------------------------------------------------------
 Pentair Taiwan LLC                            Nominal Ownership
-----------------------------------------------------------------------------------------------------
 Biesemeyer Manufacturing Corporation          Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------
 Flex Elektrowerkzeuge GmbH                    Prokurist
-----------------------------------------------------------------------------------------------------
 Porter-Cable de Mexico S.A. de C.V.           Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------
 Pentair Asia Holdings SARL                    Manager
-----------------------------------------------------------------------------------------------------
 Porter-Cable Argentina S.r.l.                 Secretary
-----------------------------------------------------------------------------------------------------
 Porter-Cable Argentina LLC                    Chief Financial Manager/ Treasurer/Secretary; Governor
-----------------------------------------------------------------------------------------------------
 DeVilbiss Air Power Company                   Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------
 Falcon Manufacturing, Inc.                    Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------
 Pentair Pump Group Inc.                       Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------
 Aplex Industries, Inc.                        Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------
 Pentair Water Treatment Company (Taiwan)      Shareholder
-----------------------------------------------------------------------------------------------------
 Pentair Pool Products, Inc.                   Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------
 Compool, Inc.
                                               Treasurer; Secretary; Director
 Rainbow Acquisition Corporation
-----------------------------------------------------------------------------------------------------
 Purex Pool Systems, Inc.
                                               Treasurer; Secretary; Director
 Enpac Corporation
-----------------------------------------------------------------------------------------------------
 National Pool Tile Group, Inc.                Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------
 Fleck Controls, Inc.                          Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------
 Structural  (Essef Corporation)               Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Company                                       Title
-----------------------------------------------------------------------------------------------------
 Structural Fibers International

 Structural Ontario

 EPPS Limited
                                               Treasurer; Secretary; Director
 Codeline Corporation

 Structural Australia

 Darby Engineering
-----------------------------------------------------------------------------------------------------
 Pentair Water India Private Limited           Treasurer; Secretary
 (Structural India Private Limited)
-----------------------------------------------------------------------------------------------------
 Pentair Water Belgium (Structural             Treasurer; Secretary; Director
 Europe NV)
-----------------------------------------------------------------------------------------------------
 Sanford Technologies                          Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------
 Hoffman Enclosures, Inc.                      Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------
 Hoffman Engineering Co Limited                Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------
 Hoffman Engineering, S.A. de C.V. de SrL      Treasurer; Secretary
-----------------------------------------------------------------------------------------------------
 Pentair Electronic Packaging Company          Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------
 Schroff, Inc.                                 Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------
 Web Tool & Manufacturing, Inc.                Treasurer; Secretary
-----------------------------------------------------------------------------------------------------
 WTM, Inc.                                     Treasurer; Secretary
-----------------------------------------------------------------------------------------------------
 Electronic Enclosures, Inc.                   Treasurer; Secretary
-----------------------------------------------------------------------------------------------------
 Pentair Enclosures, Inc.                      Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------
 Schroff, GmbH                                 Prokurist
-----------------------------------------------------------------------------------------------------
 Schroff U.K. Ltd.                             Secretary; Director
-----------------------------------------------------------------------------------------------------
 Pentair Enclosures Ltd.

 Optima Enclosures Limited

 Eraba Holdings Limited

 Nekevets Limited                              Director; Secretary

 Optima Holdings Limited

 Eraba Limited

 Eraba Engineering Limited
-----------------------------------------------------------------------------------------------------
 Hoffman-Schroff PTE Ltd.                      Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------
 Pentair Global SARL                           Director
-----------------------------------------------------------------------------------------------------
 Europentair,GmbH                              Prokurist
-----------------------------------------------------------------------------------------------------
 Pentair U.K. Ltd.                             Director; Secretary
-----------------------------------------------------------------------------------------------------
 Pentair Canada, Inc.                          Treasurer; Secretary
-----------------------------------------------------------------------------------------------------
 Pentair Asia, PTE Ltd.                        Treasurer; Secretary; Director
-----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Company                                  Title
-------------------------------------------------------------------------------------------------
Pentair Pacific Rim Limited              Treasurer; Secretary
-------------------------------------------------------------------------------------------------
Hoffman Enclosures (Mex), LLC            Secretary; Director
-------------------------------------------------------------------------------------------------
Palker Dickson, Inc.                     Treasurer; Secretary
-------------------------------------------------------------------------------------------------
Penwald Insurance Company                Treasurer; Secretary
-------------------------------------------------------------------------------------------------
Pentair Foreign Sales Corporation        Treasurer; Secretary; Director
-------------------------------------------------------------------------------------------------
Pentair Financial Services Ireland       Director; Treasurer
-------------------------------------------------------------------------------------------------
Pentair Nova Scotia, Co.                 Director; Treasurer; Secretary
-------------------------------------------------------------------------------------------------
Pentair Halifax, Incorporated            Director; Treasurer; Secretary
-------------------------------------------------------------------------------------------------
McNeil (Ohio) Corporation                Treasurer; Secretary; Director
-------------------------------------------------------------------------------------------------
Essef Mfg. FSC                           Treasurer; Secretary; Director
-------------------------------------------------------------------------------------------------
EuroPentair Vermugens verweltung GmbH    Prokurist
-------------------------------------------------------------------------------------------------
Century Manufacturing Co.                Treasurer; Secretary; Director
-------------------------------------------------------------------------------------------------
Lincoln Automotive Company               Treasurer; Secretary; Director
-------------------------------------------------------------------------------------------------
Apno, SA de CV                           Treasurer; Secretary; Director
-------------------------------------------------------------------------------------------------

                                 SCHEDULE B

                     Fiduciary Positions Held by Roy T. Rueb
                                 at Pentair

Committee/Plan                                    Title
-------------------------------------------------------------------------------------------
Bargaining and Non-Bargaining Pension Plans       Member
------------------------------------------------------------------------------------------
Retirement Savings & Stock Incentive Plan         Member
-------------------------------------------------------------------------------------------
International Stock Purchase and Bonus Plan       Member
-------------------------------------------------------------------------------------------

The Pentair Foundation                            Treasurer; Secretary
-------------------------------------------------------------------------------------------

                                   SCHEDULE C

                KEY EXECUTIVE EMPLOYMENT AND SEVERANCE AGREEMENT
                                    RELEASE

     WHEREAS, the undersigned Roy T. Rueb ("Rueb") and Pentair, Inc., a Minnesota corporation, ("Pentair") entered into a Retirement Agreement and Release executed by Rueb on March 8, 2002 and by Pentair on March 11, 2002 (the "Retirement Agreement").

     WHEREAS, Rueb was a party to a Key Executive Employment and Severance Agreement, dated August 23, 2000, with Pentair (the "KEESA").

     WHEREAS, Section 3 of the Retirement Agreement provides that Rueb's terminated on the date of termination of his active duties as an executive officer with Pentair, December 31,2001.

     WHEREAS, Rueb desires to execute this release of Pentair from its obligations under the KEESA by executing this Key Executive Employment and Severance Release (this "Release"), in accordance with Section 13 of the Retirement Agreement.

     NOW, THEREFORE, in consideration of the benefits and payments provided under the Retirement Agreement in connection with the cessation of Rueb's employment with Pentair as an executive officer and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Rueb hereby agrees as follows:

     Rueb agrees that the KEESA was terminated and ceased to be effective as of December 31, 2001 and are and shall be of no further force and effect. Without limiting the foregoing, Rueb agrees that, in the event of a Change in Control of the Company (as such term is defined in the KEESA) after December 31, 2001, the cessation of Rueb's employment with the Company as an executive officer shall not be deemed to be a Covered Termination (as such term is defined in the KEESA) for purposes of the KEESA and Section 2(b) of the KEESA is hereby amended to reflect such agreement.
     Rueb, on behalf of himself, his spouse, heirs, executors, administrators, agents, successors, assigns and representatives of any kind (hereinafter collectively referred to as the "Releasers") hereby absolutely, unconditionally and irrevocably releases and discharges, its subsidiaries, affiliates, their employees, successors, assigns, executors, trustees, directors, advisors, agents and representatives, and all their respective predecessors and successors (hereinafter collectively referred to as the "Releasees"), from (a) any and all obligations whatsoever under the KEESA, including, without limitation, with respect to salary, bonus or incentive compensation, fringe benefits, vacation and holiday payments, termination or severance payments, insurance, outplacement services, vesting of benefits and employment Pentair, and (b) any and all actions, causes of action, demands, suits, charges, damages, attorneys' fees, costs, expenses, damages, judgments, orders and liabilities and claims of any kind whatsoever arising out of the KEESA, whether in law or equity, whether known or unknown, whether fixed or contingent, which any of the Releasers ever had, now has or hereafter can, shall or may have against any of the Releasees.
     Rueb agrees that the provisions of this Release are contractual and not a mere recital and that Rueb enters into this Release as a result of significant consideration. Rueb acknowledges that before signing this Release he has received and reviewed in detail this Release, that he fully understands the terms, content and effect of this Release and that he has had the opportunity to obtain advice from an attorney of his own choosing and has had an opportunity to ask questions of, and receive answers from Pentair, with respect to the matters covered by this Release.
     This Release will be subject to and interpreted pursuant to the internal laws of the State of Minnesota.
     This Release shall extend to and be binding upon Rueb and his successors and assigns, and shall inure to the benefit of Pentair and its successors and assigns.
     IN WITNESS WHEREOF, Rueb has executed this Release as of the 8th day of March, 2002.

                                                 ______________________________
                                                 Roy T. Rueb

                                                 Pentair, Inc.

                                                 ______________________________
                                                 By: __________________________
                                                 Its: _________________________